UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): March 12, 2009

Bakers Footwear Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	000-50563	43-0577980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation of Executive Officers

On March 12, 2009, Bakers Footwear Group, Inc. (the “Company”) awarded Peter A. Edison, the Company’s Chairman of the Board, Chief Executive Officer and President, Stanley K. Tusman, the Company’s Executive Vice President and Chief Planning Officer, Joseph R. Vander Pluym, the Company’s Executive Vice President and Chief Operations Officer, Mark D. Ianni, the Company’s Executive Vice President and Chief Merchandising Officer and Charles R. Daniel, III, the Company’s Vice President—Finance, Controller, Treasurer and Secretary, restricted stock which vests on the fifth anniversary of the grant date under the Bakers Footwear Group, Inc. 2005 Incentive Compensation Plan (the “2005 Plan”). A summary of the restricted stock awards is attached as Exhibit 10.1 hereto and is incorporated herein by reference. The Company’s form of Restricted Stock Award Agreement under the 2005 Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference. A copy of the 2005 Plan is incorporated as Exhibit 10.3 hereto and is incorporated herein by reference. The foregoing description of such exhibits contained herein is qualified in its entirety by the full text of such exhibits.

On March 12, 2009, the Company also entered into cash bonus arrangements with the executive officers of the Company (the “Bonus Letters”), which set forth the potential bonus levels for those officers for the fiscal months of February 2009 through January 2010 (the “Bonus Period”). The Bonus Letters were approved by the Company’s Board of Directors on terms generally consistent with the Company’s Cash Bonus Plan. The Bonus Letters outline each officer’s potential cash bonus as a percentage of the officer’s cumulative salary based on the Company’s adjusted EBITDA, which is generally defined in the same manner as it is for purposes of a financial covenant in the Company’s $7.5 million three-year subordinated secured term loan, during the Bonus Period.

For any such bonus to be paid, adjusted EBITDA must be at least $8,800,000, in the case of Mr. Edison, and at least $8,000,000, in the case of the other officers. Maximum bonuses are payable if adjusted EBITDA is $14,100,000 or more. The size of these potential bonuses range between 12.50% and 99.17% of cumulative salary, in the case of Mr. Edison, and between 7.50% and 75% of cumulative salary, in the case of the other officers, depending on the level of adjusted EBITDA, as further set forth in the forms of the Bonus Letters. The maximum amount of this bonus for each officer is set forth below.

Name of executive officer	Maximum bonus as % of cumulative salary
Peter A. Edison Chairman of the Board, Chief Executive Officer and President	99.17%

Stanley K. Tusman Executive Vice President and Chief Planning Officer	75.0%

Joseph R. Vander Pluym Executive Vice President and Chief Operations Officer	75.0%

Mark D. Ianni Executive Vice President and Chief Merchandising Officer	75.0%

Charles R. Daniel, III Vice President — Finance, Controller, Treasurer and Secretary	75.0%

In addition to the above bonus, in accordance with the letters, each of the above-named officers may also be entitled to a discretionary bonus equal to 12.5% of the officer’s cumulative salary upon (i) the achievement of qualitative and other criteria relating to that officer’s duties, as communicated to that officer, and (ii) the Company’s adjusted EBITDA for the bonus period is at least $8.0 million.

The forms of the Bonus Letters are attached hereto as Exhibits 10.4 through 10.8 and are incorporated herein by reference. The foregoing description of such exhibits contained herein is qualified in its entirety by the full text of such exhibits.

Adjusted EBITDA as used above generally is calculated as GAAP net income (loss) before interest, taxes, depreciation and amortization (EBITDA) and excludes certain other items such as changes in the recorded value of outstanding warrants, gains or losses on the sale of property and equipment, impairment of long-lived assets and stock-based compensation expense. EBITDA and adjusted EBITDA are non-GAAP financial measures as such terms are defined in Regulation G under the rules of the Securities and Exchange Commission and should not be considered as an alternative to operating income or net income (as determined in accordance with generally accepted accounting principles (GAAP)) as a measure of our operating performance or to net cash provided by operating, investing and financing activities (as determined in accordance with GAAP) as a measure of our ability to meet cash needs. The Company believes these measures are commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance because it assists in comparing performance on a consistent basis without regard to capital structure, depreciation and amortization or non-operating factors (such as historical cost). The measures also generally align the Company’s bonus goals with the calculation used in a financial covenant and are useful as a comparison to that covenant. Because these measures are not calculated identically by all companies, our calculations may not be comparable to similarly titled measures of other companies and also may not be comparable in all instances to other similar types of measures.

The information above, including Exhibits 10.4 through 10.8, contains forward-looking statements (within the meaning of Section 27(A) of the Securities Act of 1933 and Section 21(E) of the Securities Exchange Act of 1934). The Company has no duty to update such statements. Actual future events and circumstances could differ materially from those set forth in this Current Report, including Exhibits 10.4 through 10.8, due to various factors.

Factors that could cause these conditions not to be satisfied include inability to satisfy debt covenants, material declines in sales trends and liquidity, inability to satisfy listing requirements, material changes in capital market conditions or in the Company's business, prospects, results of operations or financial condition and other risks and uncertainties, including those detailed in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, including those discussed in “Item 1. Business - Recent Developments” in the Form 10-K, and in each report under the captions “Risk Factors,” “Management's Discussion and Analysis of Financial Position and Results of Operations” and in each report Note 2 to the Company's financial statements, and in the Company's other filings with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC.

Date: March 18, 2009	By:	/s/ Charles R. Daniel, III
Charles R. Daniel, III Vice President—Finance, Controller, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Summary of March 12, 2009 restricted stock awards for the executive officers of the Company.

10.2

Form of Restricted Stock Award Agreement under Bakers Footwear Group, Inc. 2005 Incentive Compensation Plan (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 000-50563) filed on October 9, 2007).

10.3	Bakers Footwear Group, Inc. 2005 Incentive Compensation Plan (incorporated by reference to Bakers Footwear Group, Inc. 2005 Proxy Statement dated April 27, 2005, Appendix A).

10.4	Letter to Peter Edison outlining 2009 bonus levels.

10.5	Letter to Stan Tusman outlining 2009 bonus levels.

10.6	Letter to Joe Vander Pluym outlining 2009 bonus levels.

10.7	Letter to Mark Ianni outlining 2009 bonus levels.

10.8	Letter to Charles R. Daniel, III outlining 2009 bonus levels.